United Fuel & Energy

First In Service

We aim to become the premier single source provider of fuel and lubricant products across a broad geographical area through organic and external growth initiatives

Safe Harbor Statement & Advisory

Certain statements included in this presentation may constitute forward-looking statements. Actual results could differ materially from such statements expressed or implied herein as a result of a variety of factors including, but not limited to: weather, levels of oil and gas drilling and general industrial activity in United Fuel's area of operations, changes in oil and gas prices, risks associated with acquiring other businesses, the price of United Fuel's products, availability of financing and interest rates, competition, changes in, or failure to comply with, government regulations, costs, uncertainties and other effects of legal and other administrative proceedings, general economic conditions and other risks and uncertainties. The achievement of the anticipated benefits of the Clark acquisition are subject to risks associated with acquisitions generally such as the potential for higher than anticipated integration costs, failure to achieve anticipated synergies, failure to retain key employees and the loss of customers. As a result, this presentation should be read in conjunction with periodic filings United Fuel makes with the SEC. The forward looking statements contained herein are made only as of the date of this presentation, and United Fuel does not undertake any obligation to publicly update such forward looking statements to reflect subsequent events or circumstances.

Company Background

- **United Fuel & Energy** (UFEN) is a leading and one of the largest distributors of gasoline, diesel, propane and lubricant products to customers in rural markets in the southwestern and south central U.S.
- More than 60 card lock sites, bulk plants and offices in 35 markets in Texas, New Mexico and Oklahoma.
- The combination of four operations with decades of operating experience and reputation for excellent service:
  - **Frank's Fuels** – Founded in 1959 and acquired by the founders of UFEN in 1998. It was completely integrated into Eddins Walcher. Served west Texas.
  - **Eddins Walcher** – Founded in 1937 and acquired by UFEN in 2000. Serves west Texas and southeastern New Mexico.
  - **Three D Oil Company** – Founded in 1994 and acquired by UFEN in 2001. Serves east Texas.
  - **Clark Oil** – Founded in 1941 and acquired by UFEN in 2005. Serves Oklahoma.

Company Background

- Headquartered in Midland, Texas with more than 200 employees
- Seasoned management team with extensive industry and corporate experience
- Went public in February 2005 through a reverse merger
- Currently trading on OTC Bulletin Board: UFEN
- Approximately 12.1 million shares outstanding


Eddins-Walcher

Current Operations

- Operating in rural markets in Texas, New Mexico and Oklahoma
- Sells and distributes five product lines: unbranded diesel and gasoline, lubricants, LP gas, and chemicals
- Products distributed through the following methods:
  - Gasoline and diesel fuel sold through unattended "card lock" sites to commercial vehicles and fleets
  - Bulk sales of fuels and lubricants to commercial customers using our fleet of distribution vehicles
  - Propane sales to commercial and residential customers



Top Tier Customer Base

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United Fuel & Energy

First In Service

Current Market Coverage

- 16 Branch Offices that include 17 bulk plants, 62 Unattended Fueling sites and over 200 trucks and tankers
- Annualized sales of over 130 million gallons distributed across several markets:
  - West Texas (65%),
  - Eastern New Mexico (23%)
  - East Texas (4%)
  - Oklahoma (8%)
- Business segments cover:
  - Oil Field & Rig support (55%)
  - Commercial & Industrial (25%)
  - Agricultural (5%)
  - Residential Propane (15%)

Eddins-Walcher Bulk Plants



NEW MEXICO
OKLAHOMA
TEXAS
MEXICO
COAHUILA
HAWAII

Recent Results & Accomplishments

YTD Accomplishments

- First half 2005 revenue increased 44% over first half of 2004 to $120 million
- First half EBITDA of $2.58 million versus $2.52 million in first half of 2004
- First half 2005 diluted EPS, excluding unusual items, was $0.03 versus first half 2004 diluted EPS of $0.04.
- Updating unattended card lock sites and vehicle fleet for better service and cost savings
- New customer service and marketing initiatives

2004 Accomplishments

- 2004 revenue increased 24%, diluted EPS excluding unusual items increased 40%
- Restructured bank debt – current line recently increased to $45 million
- Became a public company through reverse merger in February 2005
- Increased market share and developed new revenue opportunities
- Added key personnel in accounting, M&A, sales and marketing

Favorable Industry Demand

- Despite higher prices for fuel and lubricant products, demand has remained strong and is growing at a 2% CAGR
- According to a report by the American Petroleum Institute:
  - 2004 demand for petroleum products was the highest it has been in the last five-years
  - For the first time ever, 2004 daily gasoline demand topped 9 million barrels/day
  - U.S. petroleum deliveries rose 2.2% to over 21.5 million barrels/day and petroleum imports rose 5.2% to 13 million barrels/day
  - Average refinery utilization has risen at a 2% CAGR for the last two years and reached 92.8% - the highest level in six years
  - U.S. refiners are having one of their most profitable years in 2005
- ***Demand for fuel and lubricant products is expected to remain strong for the remainder of 2005***

Increasing Onshore Activity

- Heightened demand has resulted in rig fleet utilization in excess of 80%
- U.S. onshore rig count has increased 13% year-over-year [1]
- Several producers have announced increases in their E&P budgets


Rig Count
1,200
1,000
800
600
400
200
0
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Natural Gas Prices
1999
2000
2001
2002
2003
2004
2005
U.S. Rig Count
Natural Gas Price

(1) Source: Baker Hughes Monthly Rig Count through March 2005

Drilling Permits on the Rise

- Onshore rig counts and well permitting activity have responded favorably to record high commodity prices


Natural Gas vs. Onshore Texas Drilling Permits
1,600
1,200
800
400
0
$12.00
$9.00
$6.00
$3.00
$0.00
01/95
01/96
01/97
01/98
01/99
01/00
01/01
01/02
01/03
01/04
01/05
Texas Drilling Permits (1)
Natural Gas (Henry Hub) (2)

(1) Drilling permits per Texas Railroad Commission
(2) Historical prices from Bloomberg through 2/11/05

Operating & Growth Strategy

- There is significant customer demand for a single source supplier of fuels and lubricants in UFEN's target markets
  - Each major oil company deals with approx. 300 fuel and lubricant distributors
- ***UFEN was formed to serve its clients request to work with a single source provider of fuel and lubricant products across a broad geographic area***
- For decades UFEN has distinguished itself by providing industry leading customer service and reliability – ***First In Service***
- UFEN will use a combination of organic growth initiatives and selective acquisitions to expand its service footprint and provide a broader range of fuels and lubricants

Organic Growth

- **Increase Market Share** – UFEN can increase market share in its target markets by providing superior customer service and reliability in an otherwise commodity business
  - *UFEN is not the cheapest fuel and lubricant supplier, but customers will pay a little more for the value UFEN adds to the supply and distribution process*
- **Develop new card lock sites** – Target markets have strong concentration of existing core customers and opportunity for new business development
  - *High core customer concentration markets average fuel volumes = 220K/month*
- **New Fuel & Lubricant End-Markets** – Existing customers have asked UFEN to expand to serve them in new markets. Have begun targeting automotive segment and commercial and industrial segments
  - *Represent 1.5 million gallons annually in UFEN's target markets*
- **Develop Real Estate Holdings** – UFEN owns a valuable 13 acre property across from a large Wal-Mart distribution center. Development investment of +$1 million could yield three-year ROIC

Selected Acquisitions

- ***UFEN's Consolidation strategy primarily driven by customers' desire to deal with a large, single source supplier of fuel and lubricant products***
- Fuel and lubricant distribution industry is very fragmented
- Opportunity to selectively consolidate quality companies in accretive transactions in rural markets in the southwest and south central U.S.
- Initial focus on filling geographic gaps in existing and/or contiguous markets

Consolidation Benefits

- Increase UFEN's geographic reach
- Enhance geographic, customer and industry diversity
- Achieve financial and operational scale
- Scale facilitates increasing market share
- Operating synergies, increased buying power and pricing integrity

Plan Of Attack

- Existing customers have operations in target areas
- Large customers seeking a single solution provider
- No dominant single source suppliers servicing large commercial customers in vertical markets
- With scale the company will have more leverage with fuel and lubricant producers
- Industry producers are looking for large distributors to support their brands.

Eddins-Walcher Projected Expansion


NEW MEXICO
OKLAHOMA
TEXAS
MEXICO
COAHUILA

Selected Acquisitions

- UFEN has successfully acquired and integrated four companies
- In June 2005, UFEN acquired Clark Oil Company for $3.6 million
  - Founded in 1941 and located in Ada, Oklahoma
  - Sells and distributes bulk fuel and lubricant products, packaged lubricants and bobtail fuel deliveries. Has 14 public and private card lock locations
  - $21 million in 2004 revenue
  - Entry into a new market and diversifies customer base away from oil and gas
- 2005 Target – Complete two to four accretive acquisitions
- 2006 Target – Complete four to six accretive acquisitions
- Expect to pay 3x-6x trailing EBITDA

2005 Growth Initiatives & Outlook

- Capitalize on strong product demand
- Continue to provide superior customer service and reliability
- Add product lines and services in existing markets to increase market share
- Move toward becoming a premier single source supplier of fuel and lubricant products in UFEN's target markets through organic and external growth initiatives
- ***Raise additional capital to fund organic and external growth strategies***

2005 Financial Outlook(1)
(Amounts in Millions, Except Per Share Amounts)

Revenue	\$190 - \$205
EBITDA	\$5 - \$6
Dil. EPS(2)(3)	\$0.06 - \$0.09
Avg. Dil. Shares	11.4

(1) Based on operations prior to the Clark acquisition with no additional acquisitions assumed.

(2) Includes charges of \$163,000, or \$0.02 per diluted share in the first quarter of 2005.

(3) The Company is in the process of reviewing all of its operations, including pricing and cost structures that may result in a revision to this guidance, which will be reported in future press releases and company documents. UFEN's preliminary review indicates that 2005 results will come in near the low end of the guidance range for EBITDA and EPS.

Disclosure of Non-GAAP Performance Measures

The Securities and Exchange Commission (SEC) has adopted rules regulating the use of non-GAAP financial measures, such as EBITDA, in filings with the SEC, disclosures and press releases. These rules require non-GAAP financial measures to be presented with and reconciled to the most nearly comparable financial measure calculated and presented in accordance with GAAP.

Reconciliation of 2005 Projected EBITDA with Projected Net Income

EBITDA	$5.0 to $6.0 million
Less:	
Depreciation and Amortization	$1.8 to $1.9 million
Interest Expense	$2.0 to $2.3 million
Other Non-Cash Expenses	$0.2 to $0.2 million
Income Tax Expense	$0.3 to $0.6 million
Net Income	$0.7 to $1.0 million

Reconciliation of 2Q05, 2004 & 2003 EBITDA with Net Income *(In Thousands)*

	6 mo '05	6 mo '04	2004	2003
Net Income	$ 226	$ 395	$ 406	$ 589
Add:				
Interest Expense	$1,294	$ 943	$1,955	$1,958
Income Taxes	$ 182	$ 217	$ 348	$ 458
Depreciation and Amortization	$ 787	$ 966	$1,887	$2,177
Other Non-Cash Expenses	$ 097	---	$ 192	---
EBITDA	$2,586	$2,521	$4,788	$5,182

Summary

- United Fuel & Energy is executing on its goal to become a premier single source provider of fuel and lubricant products in rural markets throughout the southwestern and south central U.S.
- UFEN will continue to differentiate itself by providing industry leading customer service and reliability to an otherwise commodity business
- UFEN accomplished a great deal in 2004 and YTD, but there is still much to further accomplish
- Management is committed to making 2005 even more successful than 2004
- Key to this success is raising additional capital to facilitate UFEN's organic and external growth strategies